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                                                                    EXHIBIT 23.5

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

We consent to the use of our report incorporated herein by reference.


/s/ KPMG Accountants N.V.
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Amsterdam, The Netherlands,
February 27, 1998